Schedule A

Service Class I Shares

Fund	12b-1 Fee (Per Annum)
LVIP American Balanced Allocation Fund	0.35%
LVIP American Century Select Mid Cap Managed Volatility Fund	0.35%
LVIP American Global Balanced Allocation Managed Risk Fund	0.35%
LVIP American Global Growth Allocation Managed Risk Fund	0.35%
LVIP American Growth Allocation Fund	0.35%
LVIP American Income Allocation Fund	0.35%
LVIP American Preservation Fund	0.35%
LVIP AQR Enhanced Global Strategies Fund	0.25%
LVIP Baron Growth Opportunities Fund	0.25%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.25%
LVIP BlackRock Emerging Markets Managed Volatility Fund	0.25%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	0.35%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.35%
LVIP BlackRock Inflation Protected Bond Fund	0.25%
LVIP BlackRock Multi-Asset Income Fund	0.25%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.35%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	0.25%
LVIP Blended Core Equity Managed Volatility Fund	0.35%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.25%
LVIP Blended Mid Cap Managed Volatility Fund	0.25%
LVIP Clarion Global Real Estate Fund	0.25%
LVIP ClearBridge Large Cap Managed Volatility Fund	0.35%
LVIP Delaware Bond Fund	0.35%
LVIP Delaware Diversified Floating Rate Fund	0.25%
LVIP Delaware Foundation® Aggressive Allocation Fund	0.25%
LVIP Delaware Foundation® Conservative Allocation Fund	0.25%
LVIP Delaware Foundation® Moderate Allocation Fund	0.25%
LVIP Delaware Social Awareness Fund	0.35%
LVIP Delaware Special Opportunities Fund	0.35%
LVIP Dimensional U.S. Core Equity 1 Fund	0.35%
LVIP Dimensional U.S. Core Equity 2 Fund	0.25%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%
LVIP Dimensional International Core Equity Fund	0.25%
LVIP Dimensional International Equity Managed Volatility Fund	0.25%
LVIP Dimensional/Vanguard Total Bond Fund	0.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.25%
LVIP Franklin Templeton Value Managed Volatility Fund	0.35%
LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.25%
LVIP Goldman Sachs Income Builder Fund	0.25%
LVIP Global Conservative Allocation Managed Risk Fund	0.25%
LVIP Global Moderate Allocation Managed Risk Fund	0.25%
LVIP Global Growth Allocation Managed Risk Fund	0.25%
LVIP Global Income Fund	0.25%

Fund	12b-1 Fee (Per Annum)
LVIP Government Money Market Fund	0.25%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.35%
LVIP Invesco Select Equity Managed Volatility Fund	0.35%
LVIP JPMorgan High Yield Fund	0.25%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.25%
LVIP Managed Risk Profile 2010 Fund	0.25%
LVIP Managed Risk Profile 2020 Fund	0.25%
LVIP Managed Risk Profile 2030 Fund	0.25%
LVIP Managed Risk Profile 2040 Fund	0.25%
LVIP Managed Risk Profile 2050 Fund	0.25%
LVIP MFS International Growth Fund	0.25%
LVIP MFS International Equity Managed Volatility Fund	0.25%
LVIP MFS Value Fund	0.25%
LVIP Mondrian International Fund	0.25%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.35%
LVIP PIMCO Low Duration Bond Fund	0.25%
LVIP Select Core Equity Managed Volatility Fund	0.35%
LVIP SSGA Bond Index Fund	0.25%
LVIP SSGA Developed International 150 Fund	0.25%
LVIP SSGA Emerging Markets 100 Fund	0.25%
LVIP SSGA International Index Fund	0.25%
LVIP SSGA International Managed Volatility Fund	0.25%
LVIP SSGA Large Cap 100 Fund	0.25%
LVIP SSGA Large Cap Managed Volatility Fund	0.25%
LVIP SSGA Mid-Cap Index Fund	0.25%
LVIP SSGA S&P 500 Index Fund	0.25%
LVIP SSGA Small-Mid Cap 200 Fund	0.25%
LVIP SSGA Small-Cap Index Fund	0.25%
LVIP SSGA SMID Cap Managed Volatility Fund	0.25%
LVIP SSGA Conservative Index Allocation Fund	0.25%
LVIP SSGA Moderate Index Allocation Fund	0.25%
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.25%
LVIP SSGA Conservative Structured Allocation Fund	0.25%
LVIP SSGA Moderate Structured Allocation Fund	0.25%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	0.25%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.25%
LVIP T. Rowe Price Growth Stock Fund	0.25%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.25%
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%
LVIP Vanguard Domestic Equity ETF Fund	0.25%
LVIP Vanguard International Equity ETF Fund	0.25%
LVIP VIP Mid Cap Managed Volatility Portfolio	0.35%
LVIP Wellington Capital Growth Fund	0.25%
LVIP Wellington Mid-Cap Value Fund	0.25%

Service Class II Shares

Fund	12b-1 Fee (Per Annum)
LVIP American Global Growth Fund	0.55%
LVIP American Global Small Capitalization Fund	0.55%
LVIP American Growth Fund	0.55%
LVIP American Growth-Income Fund	0.55%
LVIP American International Fund	0.55%

The parties hereto have caused this SCHEDULE A to be signed by their duly authorized officers as of the 13th day of April, 2016, and effective as of the 1st day of May, 2016.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series	LINCOLN FINANCIAL DISTRIBUTORS, INC.

/s/ Kevin J. Adamson Name: Kevin J. Adamson Title: President	/s/ Thomas O’Neill Name: Thomas O’Neill Title: Senior Vice President and Chief Operating Officer

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